UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22655

Northern Lights Fund Trust III
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2600

Date of fiscal year end:	6/30

Date of reporting period:	6/30/26

Item 1. Reports to Stockholders.

(a)	Tailored Shareholder Report

Swan Enhanced Dividend Income ETF

(SCLZ) Cboe BZX Exchange, Inc.

Annual Shareholder Report - June 30, 2026

Fund Overview

This annual shareholder report contains important information about Swan Enhanced Dividend Income ETF for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://etfs.swanglobalinvestments.com/enhanced-dividend-income-etf/. You can also request this information by contacting us at 1-877-383-7259. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Swan Enhanced Dividend Income ETF	$85	0.79%

How did the Fund perform during the reporting period?

Overview: the Fund completed its first full year of operations. This Fund has an objective of total return, seeking both sustainable income and capital appreciation, via actively managed covered call-writing on a quality dividend growth stock portfolio. For the one-year ended June 30, 2026, the Fund had a total return of 15.17% underperforming the 17.34% return of its benchmark, the Cboe S&P 500 BuyWrite (BXM) Index. The Fund completed its first full year under its elevated and more frequent distribution schedule. Previously, the Fund had an annual distribution rate of about 6%, paid in quarterly installments. Over the last year, the Fund has averaged an annual distribution rate of around 8%, paid monthly.

Core Equity: the Fund completed the transition of its core equity portfolio from a value-tilted portfolio to a portfolio more in-line with the characteristics of the S&P 500. This was intended to reduce basis risk. The transition was completed over the summer of 2025. Over the one-year ended June 30, 2026 the price return of the Fund’s equity portfolio was 26.76%, exceeding the 22.32% total return of the S&P 500.

Dividends: the dividends paid on the core equity component of the portfolio contributed to the Fund’s return, adding 1.10% to the total.

Call Writing: covered call writing strategies tend to do best when markets are gently rising or are down. Conversely, when markets are up significantly, call writing is likely to produce losses. This dynamic played out as expected over the 12-month period ended June 30, 2026. The Fund’s call writing generated positive returns during the fourth quarter of 2025 and first quarter of 2026. However, during the third quarter of 2025 and second quarter of 2026 the call writing was detrimental. For the year, the call writing segment had a -9.41% return.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Table Summary
	Swan Enhanced Dividend Income ETF - NAV	CBOE S&P 500® BuyWrite Index	S&P 500® Index
Feb-2024	$10,000	$10,000	$10,000
Jun-2024	$10,354	$10,415	$10,824
Jun-2025	$11,507	$11,482	$12,466
Jun-2026	$13,253	$13,474	$15,248

Average Annual Total Returns

Table Summary
	1 Year	Since Inception (February 26, 2024)
Swan Enhanced Dividend Income ETF - NAV	15.17%	12.78%
CBOE S&P 500® BuyWrite Index	17.34%	13.57%
S&P 500® Index	22.32%	19.73%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call 1-877-383-7259.

Fund Statistics

Table Summary
Net Assets	$19,604,619
Number of Portfolio Holdings	101
Advisory Fee	$122,223
Portfolio Turnover	73%

Asset Weighting (% of total investments)

Table Summary
Value	Value
Common Stocks	98.3%
Short-Term Investment	1.7%

What did the Fund invest in?

Sector Weighting (% of net assets)

Table Summary
Value	Value
Other Assets in Excess of Liabilities	0.5%
Equity Option	-2.8%
Money Market Funds	1.7%
Real Estate	1.8%
Materials	1.9%
Utilities	2.2%
Energy	3.0%
Consumer Staples	4.6%
Financials	7.8%
Industrials	7.8%
Health Care	8.9%
Consumer Discretionary	9.4%
Communications	10.9%
Technology	42.3%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
Micron Technology, Inc.	7.9%
Apple, Inc.	6.2%
NVIDIA Corporation	6.0%
Alphabet, Inc., Class A	5.2%
Advanced Micro Devices, Inc.	5.2%
Broadcom, Inc.	4.7%
Eli Lilly & Company	3.9%
Amazon.com, Inc.	3.8%
Microsoft Corporation	3.7%
JPMorgan Chase & Company	3.5%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's prospectus dated November 1, 2025, which is available at https://etfs.swanglobalinvestments.com/enhanced-dividend-income-etf/ or 1-877-383-7259.

Effective July 1, 2025, the distribution frequency of dividends changed from quarterly to monthly.

Swan Enhanced Dividend Income ETF

Annual Shareholder Report - June 30, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://etfs.swanglobalinvestments.com/enhanced-dividend-income-etf/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 063026-SCLZ

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2026          $18,800

2025          $18,070

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2026          $4,930

2025          $4,740

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2026 and 2025 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2026 and 2025 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Mr. John Palancia, Ms. Patricia Luscombe and Mr. Jeffrey Young.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Long Form Financial Statements

Swan Enhanced Dividend Income ETF
SCLZ

Annual Financial Statements
and Additional Information
June 30, 2026

1-877-383-7259
etfs.swanglobalinvestments.com

SWAN ENHANCED DIVIDEND INCOME ETF
SCHEDULE OF INVESTMENTS
June 30, 2026

Shares		Fair Value
	COMMON STOCKS — 100.6%
	AEROSPACE & DEFENSE - 4.4%
1,446	General Electric Company(a)	$540,414
260	Honeywell Aerospace Inc.(b)	57,481
1,402	RTX Corporation(a)	266,001
		863,896
	AUTOMOTIVE - 1.8%
843	Tesla, Inc.(b)	354,566

	BANKING - 4.7%
2,112	JPMorgan Chase & Company(a)	691,321
2,775	Wells Fargo & Company(a)	229,326
		920,647
	BEVERAGES - 0.9%
2,126	Coca-Cola Company (The)(a)	172,780

	BIOTECH & PHARMA - 8.9%
1,432	AbbVie, Inc.(a)	360,348
194	Amgen, Inc.(a)	70,251
635	Eli Lilly & Company(a)	761,639
1,873	Johnson & Johnson(a)	475,686
626	Merck & Company, Inc.(a)	80,441
		1,748,365
	CHEMICALS - 1.3%
565	Corteva, Inc.(a)	47,850
376	Linde PLC(a)	195,122
100	Solstice Advanced Materials, Inc.(a)	8,860
		251,832
	CONSTRUCTION MATERIALS - 0.2%
341	CRH PLC(a)	36,487

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2026

Shares		Fair Value
	COMMON STOCKS — 100.6% (Continued)
	E-COMMERCE DISCRETIONARY - 3.8%
3,105	Amazon.com, Inc.(b)	$740,045

	ELECTRIC UTILITIES - 2.2%
885	American Electric Power Company, Inc.(a)	121,077
451	Constellation Energy Corporation(a)	112,015
1,569	Duke Energy Corporation(a)	198,604
		431,696
	ELECTRICAL EQUIPMENT - 0.3%
284	Honeywell International, Inc.	63,588

	INSURANCE - 3.1%
1,224	Berkshire Hathaway, Inc., Class B(a),(b)	612,477

	INTERNET MEDIA & SERVICES - 10.7%
2,864	Alphabet, Inc., Class A(a)	1,023,507
1,169	Meta Platforms, Inc., Class A(a)	658,486
2,744	Netflix, Inc.(b)	195,922
3,051	Uber Technologies, Inc. (a),(b)	220,160
		2,098,075
	LEISURE FACILITIES & SERVICES - 0.8%
567	McDonald’s Corporation(a)	153,266

	MACHINERY - 3.0%
342	Caterpillar, Inc.(a)	364,196
365	Deere & Company(a)	231,530
		595,726
	METALS & MINING - 0.4%
314	Freeport-McMoRan, Inc.	19,747
677	Newmont Corporation(a)	63,232
		82,979
	OIL & GAS PRODUCERS - 3.0%
925	Chevron Corporation	153,328
2,775	Exxon Mobil Corporation	379,398

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2026

Shares		Fair Value
	COMMON STOCKS — 100.6% (Continued)
	OIL & GAS PRODUCERS - 3.0% (Continued)
792	Williams Companies, Inc. (The)(a)	$58,877
		591,603
	REAL ESTATE INVESTMENT TRUSTS - 1.8%
391	Digital Realty Trust, Inc.(a)	70,216
109	Equinix, Inc.(a)	113,621
710	Welltower, Inc.(a)	161,149
		344,986
	REAL ESTATE SERVICES - 0.1%
102	CBRE Group, Inc., Class A(a),(b)	13,738

	RETAIL - CONSUMER STAPLES - 2.4%
189	Costco Wholesale Corporation(a)	176,804
2,584	Walmart, Inc.(a)	292,664
		469,468
	RETAIL - DISCRETIONARY - 3.0%
848	Home Depot, Inc. (The)(a)	299,072
589	Lowe’s Companies, Inc.(a)	129,869
1,105	TJX Companies, Inc. (The)(a)	167,407
		596,348
	SEMICONDUCTORS - 23.9%
1,748	Advanced Micro Devices, Inc. (a),(b)	1,015,431
2,461	Broadcom, Inc.	929,643
1,350	Micron Technology, Inc.(a)	1,558,291
5,907	NVIDIA Corporation	1,181,931
		4,685,296
	SOFTWARE - 5.2%
1,965	Microsoft Corporation	732,984
2,407	Palantir Technologies, Inc., Class A(b)	280,825
		1,013,809
	TECHNOLOGY HARDWARE - 9.2%
4,198	Apple, Inc.(a)	1,214,734
5,053	Cisco Systems, Inc.(a)	593,525
		1,808,259
	TECHNOLOGY SERVICES - 4.0%
670	Mastercard, Inc., Class A(a)	344,112

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2026

Shares		Fair Value
	COMMON STOCKS — 100.6% (Continued)
	TECHNOLOGY SERVICES - 4.0% (Continued)
1,306	Visa, Inc., Class A(a)	$448,076
		792,188
	TELECOMMUNICATIONS - 0.2%
348	AT&T, Inc.	7,204
169	T-Mobile US, Inc.	28,346
		35,550
	TOBACCO & CANNABIS - 1.3%
1,111	Altria Group, Inc.(a)	79,936
1,013	Philip Morris International, Inc.(a)	183,262
		263,198

	TOTAL COMMON STOCKS (Cost $15,829,549)	19,740,868

	SHORT-TERM INVESTMENTS — 1.7%
	MONEY MARKET FUNDS - 1.7%
336,638	First American Government Obligations Fund, Class X, 3.57% (Cost $336,638)(c)	336,638

	TOTAL INVESTMENTS - 102.3% (Cost $16,166,187)	$20,077,506
	CALL OPTIONS WRITTEN - (2.8)% (Premiums received - $560,316)	(549,491)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%	76,604
	NET ASSETS - 100.0%	$19,604,619

Contracts(d)		Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (2.8)%
	CALL OPTIONS WRITTEN - (2.8)%
14	AbbVie, Inc.	08/21/2026	$250.00	$352,296	$16,043
17	Advanced Micro Devices, Inc.	07/17/2026	550.00	987,547	92,464
28	Alphabet, Inc.	08/21/2026	390.00	1,000,636	24,671
11	Altria Group, Inc.	09/18/2026	75.00	79,145	2,418
8	American Electric Power Company, Inc.	09/18/2026	140.00	109,448	3,233
1	Amgen, Inc.	08/21/2026	360.00	36,212	1,723
41	Apple, Inc.	08/21/2026	320.00	1,186,376	10,486
12	Berkshire Hathaway, Inc.	09/18/2026	520.00	600,468	10,595
3	Caterpillar, Inc.	08/21/2026	1,020.00	319,470	30,221
1	CBRE Group, Inc.	08/21/2026	140.00	13,469	584
50	Cisco Systems, Inc.	08/21/2026	125.00	587,300	26,670
21	Coca-Cola Company (The)	07/17/2026	82.50	170,667	1,696

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2026

Contracts(d)		Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (2.8)% (Continued)
	CALL OPTIONS WRITTEN - (2.8)% (Continued)
4	Constellation Energy Corporation	07/17/2026	$290.00	$99,348	$448
5	Corteva, Inc.	09/18/2026	85.00	42,345	2,135
1	Costco Wholesale Corporation	10/16/2026	1,040.00	93,547	1,580
3	CRH PLC	07/17/2026	110.00	32,100	906
3	Deere & Company	07/17/2026	630.00	190,299	6,068
3	Digital Realty Trust, Inc.	09/18/2026	200.00	53,874	1,069
15	Duke Energy Corporation	07/17/2026	130.00	189,870	1,121
6	Eli Lilly & Company	08/21/2026	1,200.00	719,658	45,964
1	Equinix, Inc.	08/21/2026	1,130.00	104,239	2,131
14	General Electric Company	07/17/2026	360.00	523,222	30,578
8	Home Depot, Inc. (The)	08/21/2026	355.00	282,144	12,162
18	Johnson & Johnson	07/17/2026	260.00	457,146	7,661
21	JPMorgan Chase & Company	07/17/2026	335.00	687,393	9,738
3	Linde PLC	07/17/2026	530.00	155,682	1,440
5	Lowe’s Companies, Inc.	09/18/2026	240.00	110,245	2,900
6	Mastercard, Inc.	08/21/2026	510.00	308,160	13,923
5	McDonald’s Corporation	08/21/2026	300.00	135,155	877
6	Merck & Company, Inc.	07/17/2026	130.00	77,100	1,395
11	Meta Platforms, Inc.	08/21/2026	650.00	619,619	12,012
13	Micron Technology, Inc.	07/17/2026	1,170.00	1,500,577	111,466
6	Newmont Corporation	08/21/2026	115.00	56,040	757
10	Philip Morris International, Inc.	08/21/2026	195.00	180,910	4,098
14	RTX Corporation	08/21/2026	190.00	265,622	11,970
1	Solstice Advanced Materials, Inc.	07/17/2026	90.00	8,860	161
11	TJX Companies, Inc. (The)	09/18/2026	165.00	166,650	2,888
30	Uber Technologies, Inc.	08/21/2026	77.50	216,480	7,915
13	Visa, Inc.	08/21/2026	340.00	446,017	19,213
25	Walmart, Inc.	08/21/2026	125.00	283,150	3,178
27	Wells Fargo & Company	07/17/2026	85.00	223,128	4,540
7	Welltower, Inc.	09/18/2026	230.00	158,879	7,560
7	Williams Companies, Inc. (The)	08/21/2026	80.00	52,038	833
	TOTAL EQUITY OPTIONS WRITTEN (Premiums received - $560,316)				$549,491

PLC - Public Limited Company

(a)	All or a portion of the security is held as collateral for written options. As of June 30, 2026, the total value of securities held as collateral is $13,882,531.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of June 30, 2026.

(d)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2026

ASSETS
Investment securities:
At cost	$16,166,187
At fair value	$20,077,506
Receivable for securities sold	32,828
Cash held for collateral at broker for options	50,041
Dividends and interest receivable	5,605
TOTAL ASSETS	20,165,980

LIABILITIES
Options Written (Premiums received $560,316)	549,491
Payable for securities purchased	95
Investment advisory fees payable	11,775
TOTAL LIABILITIES	561,361
NET ASSETS	$19,604,619

NET ASSETS CONSIST OF:
Paid in capital	$17,920,035
Accumulated earnings	1,684,584
NET ASSETS	$19,604,619

NET ASSET VALUE PER SHARE:
Net Assets	$19,604,619
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	350,000

Net asset value, offering and redemption price per share (Net Assets ÷ Shares Outstanding)	$56.01

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2026

INVESTMENT INCOME
Dividends	$175,062
Interest	7,106
TOTAL INVESTMENT INCOME	182,168

EXPENSES
Investment advisory fees	122,223
TOTAL EXPENSES	122,223

NET INVESTMENT INCOME	59,945

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, IN-KIND REDEMPTIONS AND OPTIONS WRITTEN
Net realized loss on:
Investments	(284,617)
Options written	(1,662,351)
Net realized gain on in-kind redemptions	263,503
Net change in unrealized appreciation on:
Investments	3,769,332
Options written	89,710
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, IN-KIND REDEMPTIONS AND OPTIONS WRITTEN	2,175,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,235,522

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2026	June 30, 2025
FROM OPERATIONS:
Net investment income	$59,945	$77,736
Net realized gain (loss) on investments, in-kind redemptions and options written	(1,683,465)	632,361
Net change in unrealized appreciation (depreciation) on investments and options written	3,859,042	(42,762)
Net increase in net assets resulting from operations	2,235,522	667,335

DISTRIBUTIONS TO SHAREHOLDERS:
Return of capital	(565,043)	—
Distributions paid	(736,125)	(612,810)
Net decrease in net assets resulting from distributions to shareholders	(1,301,168)	(612,810)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	8,116,662	17,274,439
Payments for shares redeemed	(2,653,350)	(7,945,540)
Net increase in net assets resulting from shares of beneficial interest	5,463,312	9,328,899

TOTAL INCREASE IN NET ASSETS	6,397,666	9,383,424

NET ASSETS
Beginning of Year	13,206,953	3,823,529
End of Year	$19,604,619	$13,206,953

SHARE ACTIVITY
Shares Sold	150,000	325,000
Shares Redeemed	(50,000)	(150,000)
Net increase in shares of beneficial interest outstanding	100,000	175,000

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	June 30, 2026	June 30, 2025	June 30, 2024 (1)
Net asset value, beginning of year/period	$52.83	$50.98	$50.00
Activity from investment operations:
Net investment income (2)	0.21	0.55	0.19
Net realized and unrealized gain on investments	7.45	5.01	1.58
Total from investment operations	7.66	5.56	1.77
Less distributions from:
Net investment income	(2.53)	(3.71)	(0.14)
Return of capital	(1.95)	—	(0.65)
Total distributions	(4.48)	(3.71)	(0.79)
Net asset value, end of year/period	$56.01	$52.83	$50.98
Market price, end of year/period	$56.04	$52.85	$51.01
Total return (3)	15.17%	11.14%	3.54	% (4)
Market Price Total return (3)	15.19%	11.12%	3.60	% (4)
Net assets, at end of year/period (000s)	$19,605	$13,207	$3,824
Ratio of expenses to average net assets	0.79%	0.84%	0.85	% (5)
Ratio of net investment income to average net assets	0.39%	1.03%	1.08	% (5)
Portfolio Turnover Rate (6)	73%	4%	4	% (4)

(1)	The Fund commenced operations on February 26, 2024.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 8)

See accompanying notes to financial statements.

SWAN ENHANCED DIVIDEND INCOME ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2026

1.	ORGANIZATION

The Swan Enhanced Dividend Income ETF (the “Fund”) is a diversified series of Northern Lights Fund Trust III (the “Trust”), a trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund primarily seeks income and secondarily seeks modest capital appreciation. The Fund commenced operations on February 26, 2024.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Segment Reporting – An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is comprised of the portfolio manager and Chief Financial Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts are valued by an independent pricing service using a series of techniques, including simulation pricing models. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility, and exchange rates. Investments in open-end investment companies are valued at net asset value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Investment Companies – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their net asset values as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the latest reported sales price or official closing price. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value in accordance with the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market

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NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the adviser as its valuation designee (the “Valuation Designee”) . The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SWAN ENHANCED DIVIDEND INCOME ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2026 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$19,740,868	$—	$—	$19,740,868
Money Market Fund	$336,638	—	—	$336,638
Total	$20,077,506	$—	$—	$20,077,506
Liabilities *
Call Options Written	$—	$549,491	$—	$549,491

The Fund did not hold any Level 3 securities during the year ended June 30, 2026.

*	Please refer to the Schedule of Investments for industry classifications.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflects the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by

SWAN ENHANCED DIVIDEND INCOME ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Securities held as collateral for options are reported on the Schedule of Investments.

The Fund will sell (write) covered call options against all or a portion of the stocks in the Fund’s portfolio. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (known as the strike price) up to a certain date in the future (known as the expiration date). If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the strike price. Each option is “covered” because the Fund owns the stock at the time it sells the option. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide gains to the Fund. Selling of covered call options may reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions taken on returns filed for the Fund’s open tax years 2024-2025 or expected to be taken by the Fund in its 2026 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended June 30, 2026, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

SWAN ENHANCED DIVIDEND INCOME ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in a bank deposit account which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2026, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $16,726,998 and $11,593,048, respectively.

For the year ended June 30, 2026, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $0 and $2,676,371, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Swan Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio, and supervises the performance of administrative and professional services provided by others. Swan Global Management, LLC (the “Sub-Adviser”), serves as sub-adviser to the Fund. The Sub-Adviser is an affiliate of the Adviser with the same ownership and management as the Adviser. Subject to the oversight of the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.79% of the Fund’s average daily net assets. For the year ended June 30, 2026, the Fund incurred $122,223 in advisory fees.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services for the Fund. Out of the unitary management fee, the Adviser has agreed to pay all expenses incurred by the Fund except for the brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund or the Adviser for serving in such capacities.

SWAN ENHANCED DIVIDEND INCOME ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

The Trust engages an insurance broker affiliated with UFS for the purposes of assisting the Trust in obtaining its insurance policies

Trustee Fees – The Independent Trustees are compensated for their services to the Fund by the Adviser as part of the administration services agreement. The Independent Trustees were paid $19,786 in fees during the year ended June 30, 2026. In addition, the Adviser reimburses independent Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative transactions on the Statement of Assets and Liabilities as of June 30, 2026.

Contract Type/Primary Risk Exposure	Statement of Assets and Liabilities	Value
Equity Contract/Equity Price Risk	Options Written at fair value	$549,491

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended June 30, 2026.

		Net Change in Unrealized
	Realized Loss	Appreciation
Contract Type/Primary Risk Exposure	on Options Written	on Options Written
Equity Contract/Equity Price Risk	$(1,662,351)	$89,710

The notional value of the derivative instruments outstanding as of June 30, 2026 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$15,665,900	$4,650,675	$(788,560)	$3,862,115

7.	DISTRIBUTIONS TO SHAREHOLDER AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2025, and June 30, 2026, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2026	June 30, 2025
Ordinary Income	$736,125	$612,810
Long-Term Capital Gain	—	—
Return of Capital	565,043	—
	$1,301,168	$612,810

SWAN ENHANCED DIVIDEND INCOME ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

As of June 30, 2026, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$(688,978)	$(891,261)	$(597,292)	$3,862,115	$1,684,584

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $688,978.

At June 30, 2026, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$801,126	$90,135	$891,261	$—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain (loss) on in-kind redemptions and the book/tax basis treatment of distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended June 30, 2026, as follows:

Paid
In	Accumulated
Capital	Deficit
$(413,908)	$413,908

8.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at net asset value only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

SWAN ENHANCED DIVIDEND INCOME ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2026

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$300	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

For the year ended June 30, 2026, the fixed and variable fees were as follows:

Fixed Fees	Variable Fees
$1,500	$3,780

9.	ACCOUNTING PRONOUNCEMENT

The Fund adopted FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. ASU 2023-09 is intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III and the Shareholders of Swan Enhanced Dividend Income ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Swan Enhanced Dividend Income ETF Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust III (the “Trust”), including the schedule of investments, as of June 30, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from February 26, 2024 (commencement of operations) to June 30, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 26, 2024 (commencement of operations) through June 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

August 28, 2026

We have served as the auditor of one or more Swan Funds investment companies since 2018.

SWAN ENHANCED DIVIDEND INCOME ETF

ADDITIONAL INFORMATION (Unaudited)

June 30, 2026

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the notes to financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Renewal of Advisory Agreement and Sub-Advisory Agreement – Swan Enhanced Dividend Income ETF*

In connection with a meeting held on May 20, 2026, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement between Swan Capital Management, LLC (the “Adviser”) and the Trust with respect to the Swan Enhanced Dividend Income ETF (the “Swan ETF”), and the sub-advisory agreement between Swan Global Management, LLC (the “Sub-Adviser”) and the Adviser with respect to the Swan ETF. The Board agreed that it was appropriate to consider the renewal of the advisory and sub-advisory agreements (collectively, the “Agreements”) for the Swan ETF together because the Adviser and the Sub-Adviser (collectively, “Swan”) were under common management and control with shared resources and personnel. In considering the renewal of the Agreements, the Board received materials specifically relating to the Swan ETF and the Agreements.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Agreements.

Nature, Extent & Quality of Services. The Board noted that the Adviser was founded in 1997, and together with its affiliate and commonly controlled sub-adviser, the Sub-Adviser, managed approximately $2.3 billion in assets. The Board acknowledged that Swan provided wealth management and investment advisory services to high-net-worth individuals, institutions, other investment advisory firms, and mutual funds. The Board discussed the background information of Swan’s key investment personnel servicing the Swan ETF, taking into account their education and financial industry experience, specifically with option strategies used to support its hedged equity approach. The Board observed that Swan had an investment committee that performed research to determine asset allocations for the Swan ETF to be utilized under a proprietary rules-based system that included a risk mitigation sub-strategy that utilized options in an effort to minimize downside risk, reduce volatility, and generate option premium income. The Board noted that Swan’s compliance team monitored the Swan ETF’s investment limitations using checklists, risk matrices, compliance calendars and reconciliations, and compliance checklists. The Board remarked that Swan selected brokers based on best execution standards that included the speed and cost of execution, options trading capability and technology enablement. The Board noted that Swan did not use artificial intelligence. The Board acknowledged that Swan reported no material compliance, litigation or cybersecurity concerns since the most recent renewal of the advisory agreement. The Board concluded that Swan could be expected to continue providing quality service to Swan ETF and its shareholders.

Performance. The Board observed that Swan ETF had underperformed its Morningstar category, benchmark and peer group over the 1-year and since inception periods. The Board acknowledged that Swan ETF’s standard deviation ranked in the first quartile among its peer group and Morningstar category over the 1-year and since inception periods. The Board noted that Swan managed Swan ETF to have a lower risk profile whereas its peer group invested primarily in higher risk equities or engaged in a higher

SWAN ENHANCED DIVIDEND INCOME ETF

ADDITIONAL INFORMATION (Unaudited) (Continued)

June 30, 2026

risk options strategy. The Board determined that Swan ETF’s performance was acceptable and that Swan should be given the opportunity to manage Swan ETF over a full market cycle.

Fees and Expenses. The Board noted that Swan ETF’s advisory fee was lower than the Morningstar category median, but higher than the peer group average and median and Morningstar category average. The Board further noted that Swan ETF’s net expense ratio was lower than the Morningstar category median and average but higher than the peer group median and average. The Board considered that Swan ETF was actively managed and that Swan wrote options on individual stocks, whereas the funds in its peer group were passively managed and had options written on an index. The Board determined that the advisory fee for Swan ETF was not unreasonable.

Economies of Scale. The Board considered whether Swan ETF had achieved economies of scale. The Board noted that Swan ETF had indicated its willingness to continue monitoring for opportunities to implement breakpoints as Swan ETF increased its assets. The Board agreed that in light of the expense limitation agreement, which effectively protected shareholders from high expenses despite lower asset levels, and Swan’s willingness to consider breakpoints as Swan ETF reached higher asset levels, the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed Swan’s profitability analysis in connection with its advisory services and noted that Swan earned no profit from Swan ETF. The Board concluded that Swan was not realizing an excessive profit from the advisory fee paid to the Swan ETF.

Conclusion. Having requested and received such information from Swan as the Board believed to be reasonably necessary to evaluate the terms of the Agreements, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Agreements was in the best interests of Swan ETF and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Swan ETF.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust III

By	/s/ Brian Curley
Brian Curley
Principal Executive Officer
Date: 9/1/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian Curley
Brian Curley
Principal Executive Officer
Date: 9/1/2026

By	/s/ Richard Gleason
Richard Gleason
Principal Financial Officer
Date: 9/1/2026